180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
49.1% of net assets at value

Privately Held Companies (Illiquid) -
18.9% of net assets at value

AgBiome, LLC (3)(4)		Fertilizers & Agricultural Chemicals
Develops agricultural products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$10,245,571
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,174,728
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	941,137
				3,021,746	13,361,436

AutoTech Ventures Management I, LLC (3)(4)(5)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	0	225,000

D-Wave Systems, Inc. (3)(4)(6)(7)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Class A Convertible Preferred Stock (acquired 4/14/20)	(I) (L3)		1,025,045.6	1,238,050	1,258,567

Fleet Health Alliance, LLC (3)(4)(7)		Health Care Technology
Develops software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(I) (L3)		$225,000	225,000	0

Lodo Therapeutics Corporation (3)(7)		Pharmaceuticals
Develops novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(M) (L3)		658,190	658,190	65,819
Secured Convertible Bridge Note, 6% PIK, (acquired 6/27/19, maturing 5/7/21)	(M) (L3)		$474,019	524,200	323,311
				1,182,390	389,130

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
49.1% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
18.9% of net assets at value (cont.)

Magnolia Neurosciences Corporation (3)(4)(7)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	$862,872	$871,862

Nanosys, Inc. (3)(4)(7)		Specialty Chemicals
Develops inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(H) (L3)		803,428	1,500,000	523,588
Series D Convertible Preferred Stock (acquired 11/7/05)	(H) (L3)		1,016,950	3,000,003	1,047,177
Series E Convertible Preferred Stock (acquired 8/13/10)	(H) (L3)		433,688	496,573	419,866
				4,996,576	1,990,631

ORIG3N, Inc. (3)(4)(7)		Health Care Technology
Develops consumer focused genetic tests
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	500,000	950,870
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	1,165,634
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	163,955
				2,200,002	2,280,459

Phylagen, Inc. (3)(4)(7)		Research & Consulting Services
Develops technology to improve human health and business productivity
Series A Convertible Preferred Stock (acquired 11/14/18)	(M) (L3)		548,031	233,845	374,689

Ravenna Pharmaceuticals, Inc. (3)(4)(7)(8)(9)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20)	(M) (L3)		2,584,763	103,391	62,746

Total Unaffiliated Privately Held Companies (cost: $14,063,872)					$20,814,520

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
49.1% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities -
30.2% of net assets at value

Alta Equipment Group, Inc. (4)		Trading Companies & Distributors
Operates as an industrial and construction equipment company
Common Stock (Unrestricted) (acquired 2/14/20-11/12/20)	(M) (L1)		693,231	$5,444,737	$9,012,003

Babcock & Wilcox Enterprises, Inc. (4)		Heavy Electrical Equipment
Provides power generation equipment and services.
Common Stock (acquired 2/10/21)	(M) (L1)		296,681	1,735,584	2,809,569

Enzo Biochem, Inc. (4)		Health Care Services
Develops health care products and provides diagnostic services
Common Stock (acquired 1/13/21-2/23/21)	(M) (L1)		436,201	1,326,902	1,500,531

Everspin Technologies, Inc. (4)		Semiconductors
Develops magnetic random access memory products
Common Stock (acquired 1/6/21-3/2/21)	(M) (L1)		348,851	2,014,871	2,093,106

Lantronix, Inc. (4)		Communications Equipment
Provides secure data access and management solutions
Common Stock (acquired 9/18/18-3/5/21)	(M) (L1)		653,103	2,305,948	2,984,681

Quantum Corporation (4)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock (acquired 2/4/19-12/9/20)	(M) (L1)		1,152,413	3,080,244	9,599,600

Synalloy Corp (4)		Steel
Manufactures metals and chemicals
Common Stock (acquired 12/7/20-3/25/21)	(M) (L1)		257,888	2,165,511	2,279,730

Miscellaneous Common Stocks (10)	(M) (L1)			2,716,291	2,894,026

Total Unaffiliated Publicly Traded Securities (cost: $20,790,088)					$33,173,246

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Total Investments in Unaffiliated Companies (cost: $34,853,960)					$53,987,766

Investments in Non-Controlled Affiliated Companies (2) -
36.0% of net assets at value

Privately Held Companies (Illiquid) -
9.1% of net assets at value

ABSMaterials, Inc. (3)(7)		Specialty Chemicals
Develops nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$0
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	0
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/21)	(I) (L3)		$100,000	100,000	0
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/21)	(I) (L3)		$25,000	25,000	0
				1,777,644	0

Accelerator IV-New York Corporation (3)(7)(11)		Research & Consulting Services
Identifies and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-12/12/18)	(I) (L3)		833,333	0	591,805

Black Silicon Holdings, Inc. (3)(4)(7)(9)(12)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	750,000	0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	1,070,740
				7,870,245	1,070,740

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
36.0% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
9.1% of net assets at value (cont.)

EchoPixel, Inc. (3)(4)(7)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$821,953
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	293,137
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	350,306
				2,100,000	1,465,396

Essential Health Solutions, Inc. (3)(7)		Health Care Technology
Develops software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	20	0
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	120,205
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	921
				2,800,020	121,126

HALE.life Corporation (3)(4)(7)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	10	112,814
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,632,810
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,890,217
				4,396,930	3,635,841

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
36.0% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
9.1% of net assets at value (cont.)

TARA Biosystems, Inc. (3)(4)(7)		Life Sciences Tools & Services
Develops human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$555,576
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,450,786
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	78,052
				2,645,513	3,084,414

Total Non-Controlled Affiliated Privately Held Companies (cost: $21,590,352)					$9,969,322

Non-Controlled Affiliated Publicly Traded Securities -
26.9% of net assets at value

Armstrong Flooring, Inc. (4)(13)		Building Products
Produces flooring products
Common Stock (acquired 12/22/20-3/30/21)	(M) (L1)		927,926	$3,882,231	$4,537,558

Potbelly Corporation (4)		Restaurants
Operates a chain of sandwich shops
Common Stock (acquired 6/24/19-2/10/21)	(M) (L1)		1,325,132	5,439,224	7,831,530

Sonim Technologies, Inc. (4)		Technology Hardware, Storage & Peripherals
Provides rugged communications products
Common Stock (acquired 6/5/20-7/14/20)	(M) (L1)		6,045,229	4,541,166	4,956,483

Synacor, Inc. (4)		Application Software
Provides technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Restricted Stock Units (acquired 9/8/20-10/27/20) (3)(14)	(M) (L2)		39,312	0	86,486

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
36.0% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Securities -
26.9% of net assets at value (cont.)

TheMaven, Inc. (3)(4)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Series H Convertible Preferred Stock (acquired 6/27/19) (15)	(M) (L3)		1,320	$2,000,000	$3,148,410
Common Stock (acquired 12/18/20)	(M) (L3)		11,429,000	6,000,000	8,993,725
				8,000,000	12,142,135

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $21,862,621)					$29,554,192

Total Investments in Non-Controlled Affiliated Companies (cost: $43,452,973)					$39,523,514

Total Investments (cost: $78,306,933)					$93,511,280

Derivative Investments
0.7% of net assets at value

Unaffiliated Derivative Investments -
0.5% of net assets at value

Alta Equipment Group, Inc. (4)(16)		Trading Companies & Distributors
Operates as an industrial and construction equipment company
Warrants for the Purchase of Common Stock expiring 4/8/24 (acquired 2/14/20)	(M) (L2)		150,000	$237,853	$512,850

NanoTerra, Inc. (3)(4)(9)		Research & Consulting Services
Develops surface chemistry and nano-manufacturing solutions
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		47,508	35,403	0

OpGen, Inc. (4)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		62	785	3

Total Unaffiliated Derivative Investments (cost: $274,041)					$512,853

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Non-Controlled Affiliated Derivative Investments -
0.2% of net assets at value

Potbelly Corporation (3)(4)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$263,334

Synacor, Inc. (4)		Application Software
Provides technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19) (3)(14)	(M) (L2)		15,000	0	8,400
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19) (3)(14)	(M) (L2)		50,000	0	23,000
				0	31,400

Total Non-Controlled Affiliated Derivative Investments (cost: $224,849)					$294,734

Total Derivative Investments (cost: $498,890)					$807,587

Other Financial Instruments (17)

Unaffiliated Rights to Payments (Illiquid) -
5.7% of net assets at value

Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11) (3)(4)(7)(18)	(I) (L3)	Biotechnology	$548,998	$548,998	$392,313

Rights to Milestone Payments from Acquisition of Petra Pharma Corporation (acquired 5/14/20) (3)(4)(7)(19)	(I) (L3)	Pharmaceuticals	$5,859,686	5,859,686	5,913,066

Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17) (3)(4)(7)(20)	(I) (L3)	Technology Hardware, Storage & Peripherals	$0	0	0

Total Unaffiliated Rights to Payments (cost: $6,408,684)					$6,305,379

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Total Investments in Privately Held Companies and Publicly Traded Securities and Derivative Investments and Other Financial Instruments (cost: $85,214,507)	$100,624,246

OTHER ASSETS (INCLUDING CASH) MINUS LIABILITIES	$9,311,193

NET ASSETS (equivalent to $10.60 per share based on 10,373,820 shares of common stock outstanding)	$109,935,439

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021
(UNAUDITED)
Notes to Consolidated Schedule of Investments

(1)See Note 1. Investment Valuation Procedures.
(2)Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)We are subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $49,612,576, or 45.1 percent of net assets.
(4)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(5)We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(6)The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock. On April 14, 2020, D-Wave Systems, Inc. reorganized as a subsidiary of a new company, DWSI Holdings, Inc. ("DWSI"). As part of the reorganization, all of the outstanding stock of D-Wave Systems, Inc., was consolidated into a single class of preferred stock of DWSI on a one-for-one basis. DWSI then completed a 1-for-5 reverse stock split. In January 2021, D-Wave Systems completed an amalgamation of the reorganized business and changed its corporate name back to D-Wave Systems, Inc. The company is located and doing business primarily in Canada.

(7)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(8)The Company received shares of Ravenna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(9)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(10)The identities of these securities have been concealed to protect the Company while it completes a purchase or selling program for these securities.
(11)Historically, Accelerator IV-New York Corporation ("Accelerator") was valued under the equity method of accounting. In May 2020, the Company received distributions of its pro rata share of the distribution Accelerator received from the acquisition of Petra Pharma Corporation. The Company could receive further distributions of $6,252,754 in potential future milestone payments from the acquisition through its ownership in Accelerator, as well as $25,109 in proceeds held in escrow from the acquisition. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all. As a result of this transaction, Accelerator is fair valued by the Company's Board of Directors, under the income approach.
The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2021
(UNAUDITED)
(12)On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx, Inc. were converted into securities of Black Silicon Holdings, Inc.  SiOnyx, Inc. was then acquired by an undisclosed buyer.  Black Silicon Holdings, Inc. owns a profit interest in the undisclosed buyer.
(13)The Company is the Investment Manager of a separately managed account that owns 506,607 shares, or 2.3 percent of the voting securities of Armstrong Flooring, Inc. ("AFI"). When combined with the Company's ownership of 4.3 percent of the voting securities of AFI, the Company controls 6.6 percent of the voting securities of AFI based on 21,664,811 shares reported outstanding as of February 19, 2021, in AFI's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 1, 2021.
(14)The stock options and restricted stock units were issued to Kevin Rendino for service on the Board of Directors of Synacor, Inc. ("SYNC"). Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company. These options and restricted stock units were exchanged for cash on April 1, 2021, in conjunction with the closing of the sale of SYNC to Centre Line Partners.
(15)The Company's shares of Series H Preferred Stock of TheMaven, Inc. ("MVEN") are convertible into 4,000,920 shares of common stock at the discretion of the Company, subject to its as-converted ownership not exceeding 9.99 percent of the outstanding voting securities of MVEN.
(16)On April 12, 2021, the Company's warrants for the purchase of common stock of Alta Equipment Group, Inc. ("ALTG") were exchanged for 0.263 shares of common stock per warrant pursuant to the terms of a mandatory exchange feature of the warrant. The Company received 39,450 shares of common stock of ALTG in the exchange.
(17)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
(18)If all the remaining milestones are met, we would receive $4,141,910. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.
(19)If all the remaining milestones are met, we would receive $80,603,393. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.
(20)In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,100. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

NOTE 2. FAIR VALUE OF INVESTMENTS

At March 31, 2021, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	March 31, 2021
Privately Held Portfolio Companies:
Preferred Stock	$0	$0	$27,840,929	$27,840,929
Bridge Notes	0	0	1,394,972	1,394,972
Common Stock	0	0	1,322,941	1,322,941
Warrants	0	0	0	0
LLC Interests	0	0	225,000	225,000

Publicly Traded Portfolio Companies:
Preferred Stock	$0	$0	$3,148,410	$3,148,410
Common Stock	50,498,817	0	8,993,725	59,492,542
Warrants	0	512,850	263,337	776,187
Stock Options	0	31,400	0	31,400
Restricted Stock Units	0	86,486	0	86,486
Total Investments:	$50,498,817	$630,736	$43,189,314	$94,318,867

Other Financial Instruments:
Rights to Payments	$0	$0	$6,305,379	$6,305,379
Funds Held in Escrow from Sales of Investments	0	0	161,744	161,744
Total Financial Assets:	$50,498,817	$630,736	$49,656,437	$100,785,990

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of March 31, 2021	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Price Per Share	$0.85 - $1.30 ($1.09)
			Volatility	68.1% - 85.4% (77.3%)
Preferred Stock	$4,271,090	Hybrid Approach	Time to Exit / Cash Flows (Years)	2.2 - 5.0 (3.5)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (75.0%)
			Price Per Share	$0.21 - $6.33 ($3.91)
			Public Comparable Adjustment (Including Non-Performance Risk)	-100.0% - 0.0% (-22.4%)
			Volatility	49.3% - 106.4% (79.1%)
Preferred Stock	23,129,331	Income Approach	Time to Exit / Cash Flows (Years)	5.0 - 5.5 (5.0)
			Revenue Multiples	4.0 (4.0)
			Time to Exit/Lapse of Restrictions (Years)	0.2 - 0.5 (0.2)
			Discount for Lack of Marketability	2.8% - 17.2% (2.8%)
Preferred Stock	3,588,918	Market Approach	Price Per Share	$0.10 - $0.68 ($0.60)
Bridge Notes	921	Income Approach	Estimated Value to Cost Ratio at Payout	0.00 - 0.02 (0.02)
			Revenue Multiples	4.0 (4.0)
			Time to Exit/Lapse of Restrictions (Years)	0.2 - 0.5 (0.2)
			Discount for Lack of Marketability	2.8% - 17.2% (2.8%)
Bridge Notes	1,394,051	Market Approach	Estimated Value to Cost Ratio at Conversion	0.62 (0.62)
			Probability of Achieving Independent Milestones	3.4%-75.0% (46.7%)
			Probability of Achieving Dependent Milestones	0.0%-14.1% (1.6%)
			Public Comparable Adjustment (Including Non-Performance Risk)	-25.0% - 0.0% (0.0%)
			Volatility	78.0% - 106.4% (92.7%)
			Time to Exit (Years)	5.0 - 14.5 (9.5)
Common Stock	1,260,195	Income Approach	Price Per Share	$0.21 - $0.72 ($0.57)
			Time to Exit/Lapse of Restrictions (Years)	0.2 (0.2)
			Discount for Lack of Marketability	2.8% (2.8%)
Common Stock	9,056,471	Market Approach	Price Per Share	$0.02 ($0.02)
			Price Per Share	$0.00 - $2.50 ($2.50)
			Volatility	64.4% - 125.2% (64.4%)
Warrants	263,337	Income Approach	Time to Exit (Years)	3.9 - 4.9 (4.9)
LLC Interests	225,000	Market Approach	Bid/Ask	$150,000-$300,000 ($225,000)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (45.4%)
			Probability of Achieving Dependent Milestones	0.0% - 14.1% (2.1%)
Rights to Payments	6,305,379	Income Approach	Time to Cash Flows (Years)	1.0 - 21.8 (14.2)
			Probability of Receiving Full Payout Upon Expiration of Escrow Period	50.0% (50.0%)
Funds Held in Escrow from Sales of Investments	161,744	Income Approach	Time to Cash Flows (Years)	0.12 (0.12)
Total	$49,656,437

(a) Weighted average based on fair value at March 31, 2021.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Stock Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and stock options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments and Escrows

Rights to payments and escrows were historically valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., which merged with one of our former portfolio companies, Xenio Systems, Inc., in the event of a sale of Xenio Holdings, Inc. We are also entitled to future payments from the acquisition of Petra Pharma Corporation by an undisclosed acquirer unrelated to the Company. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

During the period ended March 31, 2021, the following changes in valuation methodology occurred since December 31, 2020:

•We changed the valuation methodology of our securities of Lodo Therapeutics Corporation from the income approach to the market approach to reflect new information about the business.
•We changed the valuation methodology of our securities of Nanosys, Inc., from the income approach to the hybrid approach to reflect financing and business related inputs.
•We changed the valuation methodology of our convertible bridge notes of ABSMaterials, Inc., from the market approach to the income approach to reflect business-related inputs.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of March 31, 2021.

Industry	Value as of March 31, 2021	% of Net Assets	Value as of March 31, 2021	% of Net Assets
Application Software			$117,886	0.1%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	117,886	0.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			225,000	0.2%
Unaffiliated Portfolio Companies	225,000	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			392,316	0.4%
Unaffiliated Portfolio Companies	392,316	0.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Building Products			4,537,558	4.1%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	4,537,558	4.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			13,361,436	12.2%
Unaffiliated Portfolio Companies	13,361,436	12.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			2,984,681	2.7%
Unaffiliated Portfolio Companies	2,984,681	2.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,465,396	1.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,465,396	1.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Services			1,500,531	1.4%
Unaffiliated Portfolio Companies	1,500,531	1.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			6,037,426	5.5%
Unaffiliated Portfolio Companies	2,280,459	2.1%
Non-Controlled Affiliated Portfolio Companies	3,756,967	3.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Heavy Electrical Equipment			2,809,569	2.6%
Unaffiliated Portfolio Companies	2,809,569	2.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			12,142,135	11.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	12,142,135	11.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of March 31, 2021	% of Net Assets	Value as of March 31, 2021	% of Net Assets
Life Sciences Tools & Services			$3,084,414	2.8%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	3,084,414	2.8%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			7,236,804	6.6%
Unaffiliated Portfolio Companies	7,236,804	6.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			966,494	0.9%
Unaffiliated Portfolio Companies	374,689	0.3%
Non-Controlled Affiliated Portfolio Companies	591,805	0.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			8,094,864	7.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	8,094,864	7.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			3,163,846	2.9%
Unaffiliated Portfolio Companies	2,093,106	1.9%
Non-Controlled Affiliated Portfolio Companies	1,070,740	1.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			1,990,631	1.8%
Unaffiliated Portfolio Companies	1,990,631	1.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Steel			2,279,730	2.1%
Unaffiliated Portfolio Companies	2,279,730	2.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			15,814,650	14.4%
Unaffiliated Portfolio Companies	10,858,167	9.9%
Non-Controlled Affiliated Portfolio Companies	4,956,483	4.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Trading Companies & Distributors			9,524,853	8.7%
Unaffiliated Portfolio Companies	9,524,853	8.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Miscellaneous Common Stocks Industries			2,894,026	2.6%
Unaffiliated Portfolio Companies	2,894,026	2.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$100,624,246		$100,624,246

NOTE 4. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2020	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2021
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (E):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$0	$28,691	$0	$(28,691)	$(28,691)	$0
	Series B Convertible Preferred Stock	0	0	343,821	0	(343,821)	(343,821)	0
	Secured Convertible Bridge Note (F)	(47,161)	0	172,161	0	(172,161)	(125,000)	0
Accelerator IV-New York Corporation	Series A Common Stock	$0	$0	$669,010	$0	$(77,205)	$(77,205)	$591,805
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0	0	0
	Secured Convertible Bridge Notes (G)	0	0	836,798	233,942	0	233,942	1,070,740
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$885,465	$0	$(63,512)	$(63,512)	$821,953
	Series Seed-2 Convertible Preferred Stock	0	0	315,884	0	(22,747)	(22,747)	293,137
	Series A-2 Convertible Preferred Stock	0	0	376,990	0	(26,684)	(26,684)	350,306
Essential Health Solutions, Inc.	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series A Convertible Preferred Stock	0	0	327,907	0	(207,702)	(207,702)	120,205
	Convertible Bridge Note (H)	(8,154)	0	11,196	0	(10,275)	(10,275)	921
HALE.life Corporation	Common Stock	$0	$0	$111,747	$1,067	$0	$1,067	$112,814
	Series Seed-1 Convertible Preferred Stock	0	0	1,632,048	762	0	762	1,632,810
	Series Seed-2 Convertible Preferred Stock	0	0	1,892,116	0	(1,899)	(1,899)	1,890,217

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2020	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2021
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (E):
TARA Biosystems, Inc.	Common Stock	$0	$0	$552,902	$2,674	$0	$2,674	$555,576
	Series A Convertible Preferred Stock	0	0	2,444,684	6,102	0	6,102	2,450,786
	Series A-2 Convertible Preferred Stock	0	0	77,881	171	0	171	78,052
Total Non-Controlled Affiliated Privately Held Companies		$(55,315)	$0	$10,679,301	$244,718	$(954,697)	$(662,818)	$9,969,322
NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES (E):
Armstrong Flooring, Inc.	Common Stock	$0	$0	$704,270	$3,833,288	$0	$655,648	$4,537,558
Potbelly Corporation	Common Stock	$0	$248,991	$5,579,636	$2,251,894	$0	$2,087,764	$7,831,530
	Warrants for Common Stock	0	0	0	263,334	0	38,485	263,334
Sonim Technologies, Inc.	Common Stock	$0	$0	$4,376,746	$579,737	$0	$579,737	$4,956,483
Synacor, Inc.	Common Stock	$0	$(672,175)	$2,372,710	$0	$(2,372,710)	$2,146,801	$0
	Stock Options	0	0	44,127	0	(12,727)	(12,727)	31,400
	Restricted Stock Units	0	0	69,683	16,803	0	16,803	86,486
TheMaven, Inc.	Series H Convertible Preferred Stock	$0	$0	$2,307,912	$840,498	$0	$840,498	$3,148,410
	Common Stock	0	0	6,592,764	2,400,961	0	2,400,961	8,993,725
Total Non- Controlled Affiliated Publicly Traded Securities		$0	$(423,184)	$22,047,848	$10,186,515	$(2,385,437)	$8,753,970	$29,848,926
Total Non- Controlled Affiliated Privately Held Companies and Publicly Traded Securities		$(55,315)	$(423,184)	$32,727,149	$10,431,233	$(3,340,134)	$8,091,152	$39,818,248

(A)Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of March 31, 2021.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the year ended March 31, 2021.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(F)Debt security is on non-accural status as of January 1, 2021, and therefore, is considered non-income producing as of the period ended. All interest income recorded in prior periods was reversed.

(G)Debt security is on non-accrual status as of April 1, 2018, and therefore, is considered non-income producing as of the period ended.

(H)Debt security is on non-accural status as of January 1, 2021, and therefore, is considered non-income producing as of the period ended. All interest income recorded in prior periods was reversed.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$0
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	0
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/21)	(I) (L3)		$100,000	100,000	0
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/21)	(I) (L3)		$25,000	25,000	0
				$1,777,644	$0
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-12/12/18)	(I) (L3)		833,333	$0	$591,805
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	1,070,740
				$7,870,245	$1,070,740
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$821,953
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	293,137
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	350,306
				$2,100,000	$1,465,396

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$0
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	120,205
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	921
				$2,800,020	$121,126
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$112,814
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,632,810
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,890,217
				$4,396,930	$3,635,841
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$555,576
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,450,786
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	78,052
				$2,645,513	$3,084,414
Total Non-Controlled Affiliated Privately Held Companies (9.1%)				$21,590,352	$9,969,322

NON-CONTROLLED AFFILIATED COMPANIES
PUBLICLY TRADED SECURITIES
Armstrong Flooring, Inc.		Building Products
Common Stock (acquired 12/22/20-3/30/21)	(M) (L1)		927,926	$3,882,231	$4,537,558
Potbelly Corporation		Restaurants
Common Stock (acquired 6/24/19-2/10/21)	(M) (L1)		1,325,132	$5,439,224	$7,831,530
Sonim Technologies, Inc.		Technology Hardware, Storage & Peripherals
Common Stock (acquired 6/5/20-7/14/20)	(M) (L1)		6,045,229	$4,541,166	$4,956,483

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PUBLICLY TRADED SECURITIES
Synacor, Inc.		Application Software
Restricted Stock Units (acquired 9/8/20-10/27/20)	(M) (L2)		39,312	$0	$86,486
TheMaven, Inc.		Interactive Media & Services
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L3)		1,320	$2,000,000	$3,148,410
Common Stock (acquired 12/18/20)	(M) (L3)		11,429,000	6,000,000	8,993,725
				$8,000,000	$12,142,135
Total Non-Controlled Affiliated Publicly Traded Securities (26.9%)				$21,862,621	$29,554,192

DERIVATIVES INVESTMENTS
Potbelly Corporation		Restaurants
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$263,334
Synacor, Inc.		Application Software
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19)	(M) (L2)		50,000	$0	$23,000
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19)	(M) (L2)		15,000	0	8,400
				$0	$31,400
Total Non-Controlled Affiliated Derivative Investments (0.2%)				$224,849	$294,734
Total Non-Controlled Affiliated Privately Held Companies, Publicly Traded Securities and Derivative Investments (36.2%)				$43,677,822	$39,818,248

SIGNATURES

    The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: 180 Degree Capital Corp.

By:	/s/ Daniel B. Wolfe
Name:	Daniel B. Wolfe
Title:	President and Chief Financial Officer

Date:	May 11, 2021